Jefferies 2014 Global Technology, Media and Telecom Conference Miami May 2014

Safe Harbor This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding advertising revenues and investment spending, along with the Company’s revenue and earnings per share outlook. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. 2

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  National Media Group Growth Strategies  Local Media Group Growth Strategies  Financial Strategy 2 3

• 100 million audience • 50 million web visitors • Growing licensing business 4 National Media Group Local Media Group Meredith at a Glance $1.1 billion $400 million • Leading full-service marketer • 13 TV stations reaching over 10% of U.S. • Closing 2 recent acquisitions in Phoenix • Growing retransmission revenues • 60 million page views 4

Our National Media Group Reaches 100 Million American Women + local media brands + marketing solutions + national media brands 4 6 5

Pursuing Three Parallel Paths  Organically grow existing businesses  Continue as industry consolidator in print & related media  Aggressively grow our local television station group 6 11

Aggressive Execution of Vision 7 Strategic Acquisitions Embracing New Platforms Enhancing Brand Vitality Innovative Marketing

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  National Media Group Growth Strategies  Local Media Group Growth Strategies  Total Shareholder Return 10 4 8

+ local media brands + marketing solutions + national media brands  Keep our creative vibrant and relevant  Prove the effectiveness of magazine advertising  Increase consumer revenue  Expand our digital business  Aggressively pursue consolidation 15 National Media Growth Strategies 9

Keep our Creative Vibrant and Relevant 68 116 2001 2014 Adult Readership in Millions Source: MRI #s in millions 70% Growth 16 0

Prove Effectiveness of Magazine Advertising 11  Meredith Sales Guarantee – Over 30 brands – Average sales lift = +9% – Average ROI = $7.81 7

Meredith is Advertisers’ Favorite Media Company 1 2  Meredith ranked “Highest Rated Media Company” by Advertiser Perceptions for 2013  Thirty media companies were analyzed  Rankings based on brand strength, sales knowledge, customer service, and advertiser satisfaction  Previous winners: 2012: Google 2011: ABC 2010: Meredith 18 PIB Advertising Revenues Meredith Ranked No. 1 by Advertisers 2

PIB Advertising Revenues Calendar Year Meredith Share vs. Comp. Set Meredith Share vs. Industry 2008 34.3% 9.4% 2009 37.8% 12.1% 2010 36.3% 11.9% 2011 34.8% 10.6% 2012 37.9% 11.3% 2013 38.2% 11.1% 13 Source: Publishers Information Bureau 9

+ local media brands + marketing solutions + national media brands Increase Consumer Revenue 14  Move consumers to credit card auto renewal  Increase price points for subscriptions  Bundle subscriptions with premium services at a higher cost  Increase online subscription acquisition and renewal  Encourage tablet adoption 20

15 + local media brands + marketing solutions + national media brands brand licensing International media licensing Retail products Real Estate Furniture Floral arrangements Digital syndication Growing Brand Licensing Activities 21 15

38 Million 12 Million 12 Million 6 Million 23 55 Million Monthly Unique Visitors 2 Expanding Our Digital Business 16 Results include visitors to multiple categories. Source: comScore Multiplatform, Oct. – Dec. 2013

+ local media brands + marketing solutions + national media brands 17 National Media Group Summary  Investing to keep our brands relevant and grow consumer connection  Proving magazine advertising effectiveness with Meredith Sales Guarantee  Implementing circulation, licensing and commerce strategies to increase consumer- generated revenues  Expanding our digital business including online, mobile, video, social  Aggressively pursuing industry consolidation. 23 17

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  National Media Group Growth Strategies  Local Media Group Growth Strategies  Financial Strategy 10 24 8

Vibrant Television Station Group + local media brands + marketing solutions + national media brands 19 Portland (FOX + MYTV) Las Vegas (FOX) Phoenix (CBS, Independent, CW) Kansas City (CBS + MYTV) Saginaw (CBS) Atlanta (CBS + WPCH) Nashville (NBC) Greenville (FOX) Springfield (CBS) Hartford (CBS) * * * * * * * * 8 St. Louis (CBS)

Strong Broadcast Financial Performance 20 $[VALUE ] $[VALUE ] $376 2009 2011 2013 Revenues [VALUE] [VALUE] [VALUE] 2009 2011 2013 Operating Profit $ in millions $ in millions 5 1

+ local media brands + marketing solutions + national media brands  Grow advertising revenues  Increase retransmission revenues  Embrace digital and new platforms  Expand portfolio of television stations 32 26 Local Media Group Growth Strategies 11

Grow Advertising Revenues + local media brands + marketing solutions + national media brands 22 Non-political advertising Political advertising FY09 $291 $308 $24 $35 $39 $233 $256 $269 FY11 FY13 $257 27 #s in millions 1 2

Television Advertising Performance vs. Industry Calendar Meredith Industry Meredith vs. Industry (Pct. Pts.) 2008* (5)% (11)% +6 2009 (22)% (22)% 0 2010* 25% 23% +2 2011 (7)% (9)% +2 2012* 13% 15% (2) 2013 (14)% (16)% +2 23 Year-over-year change; Total ad revenues Source: Television Bureau of Advertising; * Political Year 8 1

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Increase Retransmission Revenues Network Affiliation (Market) Renewal Date CBS Hartford/Springfield April, 2016 St. Louis December, 2016 Atlanta, Phoenix, Kansas City, Flint/Saginaw August, 2017 FOX (Portland, Las Vegas, Greenville) December, 2017 NBC (Nashville) December, 2017 24 914

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Embrace Digital and New Platforms 30 410 430 560 650 1 Billion FY09 FY10 FY11 FY12 FY13 Annual Website Page Views #s in millions The Better Show  Lifestyle program syndicated in 160 markets  Renewed for 8th season  Distributed on the Hallmark Channel  Syndication fee plus added exposure Custom Video Creation  Significant native advertising with K-Mart and Mohawk Carpet 25

Expanding Our Portfolio of Television Stations  KTVK is a powerful independent station  Produces the most local news in Arizona Phoenix: Market 12 St. Louis: Market 21  KASW is one of leading CW affiliates in nation  Attracts younger demographic  KMOV is a strong CBS affiliate  Ranks #1 in midday, evening and late news 32 16 2

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  National Media Group Growth Strategies  Local Media Group Growth Strategies  Total Shareholder Return 10 4 27

+ local media brands + marketing solutions + national media brands 1. 2. 3. Earnings Growth Free Cash Flow Yield Strategic Investments to Scale Business Commitment to Total Shareholder Return 28

2009 2011 2013 Delivering Earnings Growth Fiscal years $2.03 $2.81 $ in billions; fiscal years $2.91 11% CAGR (09-13) 29 2009 2011 2013 $1.4 $1.4 $1.5 REVENUES EARNINGS PER SHARE Excludes special items 1

$0.48 $0.64 $0.86 $0.92 $1.53 $1.73 2004 2006 2008 2010 2012 2014 History of Growing Dividends and Buying Back Stock + local media brands + marketing solutions + national media brands Annual Dividends 14% CAGR 30 37 $ in millions Cumulative $30 $165 $370 $545 $575 $655 FY03 FY05 FY07 FY09 FY11 FY13 Stock Buy Back 20

31 + local media brands + marketing solutions + national media brands $ in millions $1,900 $200 $1,950 $225 Cash Generation Cash Utilization $2,175 $2,175 $620 $405 Dividends $290 $860 Share repurchases Acquisitions Cap-ex Operating cash flows stock options 47% 53% Reinvested in operations Returned to shareholders Balanced Use of Cash: FY 2004 to FY 2013 31

Fiscal 2014 Earnings Per Share Outlook + local media brands + marketing solutions + national media brands 32 Fourth Quarter: $0.81 to $0.86 Full Year: $2.60 to $2.95 (Established July 25, 2013) 39 Excludes operating results and transaction expenses related to the acquisitions of television stations in Phoenix. 22